EXHIBIT 4.19

                        AMENDMENT TO CONSULTING AGREEMENT
                                      WITH
                                 NIKOLAOS CACOS
                              DATED APRIL 12, 2006

                       [GRAPHIC OMITTED][GRAPHIC OMITTED]
                         [Omitted Graphic Company Logo]
                          AMERA RESOURCES CORPORATION


Suite 709 - 837 West Hastings Street
Terminal City Club Tower, Vancouver, B.C. V6C 3N6
Tel: 604-687-1828 o fax: 604-687-1858 o toll free: 800-901-0058
________________________________________________________________________________





April 12, 2006


Mr. Nikolaos Cacos
Suite 2507 1408 Strathmore Mews
Vancouver, British Columbia
V6Z 3A9



Dear Niko:

Re: Management Agreement January 2, 2004 between Nikolaos Cacos and Amera Resources Corporation

We would propose to amend the Fee stipulated in 4 (a) of the Management Agreement to read $7,291.67 per month plus GST effective May 1, 2006.

If you are in agreement with this amendment please indicate your acceptance below.


Yours truly,

Amera Resources Corporation



Per: /s/ Joseph Grosso                                  /s/  Nikolaos Cacos
                                                        ------------------------
Joseph Grosso                                           Nikolaos Cacos
Chairman


                                      - 2 -